NEW YORK (April 13, 2018) -- JetBlue Airways Corporation (NASDAQ: JBLU) today released recasted selected financial information for the quarterly and annual periods for fiscal years ended December 31, 2017 and 2016 for the adoption of Accounting Standard Update 2014-09, Revenue from Contracts with Customers.

JETBLUE AIRWAYS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(unaudited)

							Recasted
	Reported Fiscal	Adjustments For Adoption				Recasted Fiscal	Percent Change
	2017	Q1 2017	Q2 2017	Q3 2017	Q4 2017	2017	vs. 2016
OPERATING REVENUES
Passenger	$6,288	$105	$116	$130	$122	$6,761	6.0
Other	727	(109)	(122)	(125)	(120)	251	22.8
Total operating revenues	7,015	(4)	(6)	5	2	7,012	6.5

Revenue Per Available Seat Mile (RASM)	12.53					12.52	2.0

OPERATING EXPENSES
Aircraft fuel and related taxes	1,363	—	—	—	—	1,363	26.9
Salaries, wages and benefits	1,887	—	—	—	—	1,887	11.1
Landing fees and other rents	397	—	—	—	—	397	11.1
Depreciation and amortization	446	—	—	—	—	446	13.7
Aircraft rent	100	—	—	—	—	100	(9.0)
Sales and marketing	267	1	1	1	1	271	3.0
Maintenance, materials and repairs	622	—	—	—	—	622	10.5
Other operating expenses	933	—	—	—	—	933	7.6
Total operating expenses	6,015	1	1	1	1	6,019	13.1
OPERATING INCOME	1,000	(5)	(7)	4	1	993	(21.2)
OTHER INCOME (EXPENSE)
Interest expense	(95)	—	—	—	—	(95)	(15.0)
Capitalized interest	10	—	—	—	—	10	20.0
Interest income and other	6	—	—	—	—	6	(14.9)
Total other income (expense)	(79)	—	—	—	—	(79)	(18.0)
INCOME BEFORE INCOME TAXES	921	(5)	(7)	4	1	914	(21.4)
Income tax (benefit) expense	(226)	(2)	(3)	2	19	(210)	(148.1)
NET INCOME	$1,147	$(3)	$(4)	$2	$(18)	$1,124	54.8
EARNINGS PER COMMON SHARE:
Basic	$3.49	$—	$(0.01)	$0.01	$(0.05)	$3.42
Diluted	$3.47	$(0.01)	$(0.02)	$—	$(0.05)	$3.41

JETBLUE AIRWAYS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(unaudited)

	Reported					Recasted
	Fiscal	Adjustments For Adoption				Fiscal
	2016	Q1 2016	Q2 2016	Q3 2016	Q4 2016	2016
OPERATING REVENUES
Passenger	$6,013	$94	$102	$92	$79	$6,380
Other	619	(95)	(108)	(109)	(103)	204
Total operating revenues	6,632	(1)	(6)	(17)	(24)	6,584

RASM	12.37					12.28

OPERATING EXPENSES
Aircraft fuel and related taxes	1,074	—	—	—	—	1,074
Salaries, wages and benefits	1,698	—	—	—	—	1,698
Landing fees and other rents	357	—	—	—	—	357
Depreciation and amortization	393	—	—	—	—	393
Aircraft rent	110	—	—	—	—	110
Sales and marketing	259	1	1	1	1	263
Maintenance, materials and repairs	563	—	—	—	—	563
Other operating expenses	866	—	—	—	—	866
Total operating expenses	5,320	1	1	1	1	5,324
OPERATING INCOME	1,312	(2)	(7)	(18)	(25)	1,260
OTHER INCOME (EXPENSE)
Interest expense	(111)	—	—	—	—	(111)
Capitalized interest	8	—	—	—	—	8
Interest income and other	7	—	—	—	—	7
Total other income (expense)	(96)	—	—	—	—	(96)
INCOME BEFORE INCOME TAXES	1,216	(2)	(7)	(18)	(25)	1,164
Income tax (benefit) expense	457	(1)	(3)	(7)	(9)	437
NET INCOME	$759	$(1)	$(4)	$(11)	$(16)	$727
EARNINGS PER COMMON SHARE:
Basic	$2.32	$—	$(0.02)	$(0.03)	$(0.04)	$2.23
Diluted	$2.22	$(0.01)	$(0.01)	$(0.03)	$(0.04)	$2.13

JETBLUE AIRWAYS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS RECASTED
(in millions, except per share amounts)
(unaudited)

	Recasted
	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2016	Q2 2016	Q3 2016	Q4 2016
OPERATING REVENUES
Passenger	$1,556	$1,766	$1,753	$1,686	$1,572	$1,589	$1,663	$1,556
Other	44	70	65	72	43	48	52	61
Total operating revenues	1,600	1,836	1,818	1,758	1,615	1,637	1,715	1,617

RASM	11.79	12.89	12.70	12.67	12.40	12.04	12.43	12.25

OPERATING EXPENSES
Aircraft fuel and related taxes	323	325	347	368	215	274	293	291
Salaries, wages and benefits	466	464	466	490	435	415	421	427
Landing fees and other rents	95	101	104	96	85	92	98	81
Depreciation and amortization	105	109	114	119	91	96	102	103
Aircraft rent	26	24	26	25	28	28	28	27
Sales and marketing	61	69	69	73	65	73	61	64
Maintenance, materials and repairs	152	166	149	155	135	140	153	136
Other operating expenses	230	231	229	242	214	213	223	217
Total operating expenses	1,458	1,489	1,504	1,568	1,268	1,331	1,379	1,346
OPERATING INCOME	142	347	314	190	347	306	336	271
OTHER INCOME (EXPENSE)
Interest expense	(25)	(24)	(23)	(22)	(29)	(28)	(28)	(26)
Capitalized interest	2	2	3	2	2	2	2	2
Interest income and other	2	—	3	1	1	2	2	2
Total other income (expense)	(21)	(22)	(17)	(19)	(26)	(24)	(24)	(22)
INCOME BEFORE INCOME TAXES	121	325	297	171	321	282	312	249
Income tax (benefit) expense	39	118	116	(483)	115	105	124	93
NET INCOME	$82	$207	$181	$654	$206	$177	$188	$156
EARNINGS PER COMMON SHARE:
Basic	$0.25	$0.63	$0.56	$2.04	$0.64	$0.54	$0.58	$0.47
Diluted	$0.24	$0.62	$0.55	$2.03	$0.60	$0.52	$0.55	$0.46

JETBLUE AIRWAYS CORPORATION
SELECTED CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(unaudited)

	As Reported	Adjustments	Recasted	As Reported	Adjustments	Recasted
	December 31,	for	December 31,	December 31,	for	December 31,
	2017	Adoption	2017	2016	Adoption	2016
Air traffic liability	$1,215	$136	$1,351	$1,120	$129	$1,249
Deferred income taxes	1,033	(34)	999	1,354	(49)	1,305
Retained earnings	3,593	(102)	3,491	2,446	(80)	2,366

About JetBlue
JetBlue is New York's Hometown Airline®, and a leading carrier in Boston, Fort Lauderdale - Hollywood, Los Angeles (Long Beach), Orlando, and San Juan. JetBlue carries more than 40 million customers a year to 101 cities in the U.S., Caribbean, and Latin America with an average of 1,000 daily flights. For more information please visit www.jetblue.com.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which represent our management's beliefs and assumptions concerning future events. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; volatility in fuel prices, maintenance costs and interest rates; our ability to implement our growth strategy; our significant fixed obligations and substantial indebtedness; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on high daily aircraft utilization; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our reliance on a limited number of suppliers; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; the spread of infectious diseases; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year.
Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this press release, could cause our results to differ materially from those expressed in the forward-looking statements. Potential factors that could affect our results include, in addition to others not described in this press release, those described in Item 1A of our 2017 Form 10-K under "Risks Related to JetBlue" and "Risks Associated with the Airline Industry". In light of these risks and uncertainties, the forward-looking events discussed in this press release might not occur.
CONTACTS
JetBlue Investor Relations
Tel: +1 718 709 2202
ir@jetblue.com

JetBlue Corporate Communications
Tel: +1 718 709 3089
corpcomm@jetblue.com